Exhibit 10.4

AMENDMENT NO. 2 TO THE CREDIT AGREEMENT

AMENDMENT NO. 2 TO THE CREDIT AGREEMENT (this “Amendment”), dated as of June 20, 2011 among National CineMedia, LLC, a Delaware limited liability company (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to this Amendment, Barclays Bank PLC (as successor to Lehman Commercial Paper Inc.), as administrative agent (in such capacity, the “Administrative Agent”) and the other parties listed on the signature pages hereto. Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement (as defined below).

PRELIMINARY STATEMENTS:

(1) The Borrower, the Administrative Agent and the Lenders are party to the Credit Agreement dated as of February 13, 2007 (as the same may have been amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”).

(2) The Borrower, the Administrative Agent, the Required Lenders, the Revolving Credit Lenders and Lehman Commercial Paper, Inc. (“Lehman”) are party to the Amendment, Resignation, Waiver, Consent and Appointment Agreement entered into as of March 31, 2010, whereby, amongst other things, the Revolving Credit Commitments of Lehman were reduced to zero ($0.00) and the outstanding principal amount of Revolving Credit Loans held by Lehman at such time (the “Lehman Revolving Credit Loans”) were to be paid on the Final Revolving Termination Date (as defined therein).

(3) The Borrower and each party to this Amendment designated as a “Replacement Revolving Credit Lender” on its signature page hereto (each, a “Replacement Revolving Credit Lender”) wish to establish new Replacement Revolving Credit Commitments (as defined below) on the terms set forth herein to replace in full the Revolving Credit Commitments under the Credit Agreement.

(4) The Borrower and the Required Lenders party hereto have agreed to amend the Credit Agreement to effect the changes described above and other changes as hereinafter set forth.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1. Replacement Revolving Credit Facility.

Subject to the satisfaction of the conditions set forth in Section 3 of this Amendment, there is hereby established, effective as of the Amendment No. 2 Effective Date (as defined below), replacement Revolving Credit Commitments under the Credit Agreement (the “Replacement Revolving Credit Commitments”) and the loans extended thereunder, together with the Lehman Revolving Credit Loans (the “Replacement Revolving Credit Loans”). The amount of the Replacement Revolving Credit Commitments or Replacement Revolving Credit Loans of each Replacement Revolving Credit Lender shall be the amount set forth on Schedule 1 hereto opposite such Replacement Revolving Credit Lender’s name.

Subject to the satisfaction of the conditions set forth in Section 3 of this Amendment, the Replacement Revolving Credit Commitments and the Replacement Revolving Credit Loans shall become effective and available (other than the Lehman Revolving Credit Loans) on a fully revolving basis during the period from and including the Amendment No. 2 Effective Date until December 31, 2014 or, if such day is not a Business Day, the next preceding Business Day (the “Replacement Revolving Credit Termination Date”). The Replacement Revolving Credit Commitments and the Replacement Revolving Credit Loans are collectively referred to as the “Replacement Revolving Credit Facility.”

Subject to the amendments to the Credit Agreement set forth in Section 2 below, the terms and conditions applicable to the Replacement Revolving Credit Facility, the Replacement Revolving Credit Commitments and the Replacement Revolving Credit Loans shall be identical to the provisions of the Credit Agreement applicable to the Revolving Credit Facility, the Revolving Credit Commitments and Revolving Credit Loans, and, with respect to matters arising following the Amendment No. 2 Effective Date, references in the Credit Agreement and the other Loan Documents to “Revolving Credit Commitment,” “Revolving Credit Facility,” “Revolving Credit Loan,” “Revolving Credit Lender” and “Revolving Credit Termination Date” shall apply to the rights and obligations of the Loan Parties and the Replacement Revolving Credit Lenders under the Replacement Revolving Credit Facility as though such terms referred to the “Replacement Revolving Credit Commitments,” the “Replacement Revolving Credit Facility,” the “Replacement Revolving Credit Loans,” the “Replacement Revolving Credit Lenders” and the “Replacement Revolving Credit Termination Date”.

Any Letters of Credit and Swing Line Loans outstanding under the Revolving Credit Facility immediately prior to the Amendment No. 2 Effective Date shall automatically be deemed to be issued and outstanding under the Replacement Revolving Credit Facility from and after the Amendment No. 2 Effective Date.

Any Revolving Credit Loans and participations in Letters of Credit and Swing Line Loans outstanding under the Revolving Credit Facility immediately prior to the Amendment No. 2 Effective Date (excluding the Lehman Revolving Credit Loans) shall be reallocated on such date in accordance with the aggregate Revolving Credit Commitments after giving effect to the Amendment No. 2 Effective Date (the “Amendment No. 2 Effective Date Reallocation”). It is understood and agreed that prior to the earlier of (x) the Replacement Revolving Credit Termination Date or (y) such other date as the Replacement Revolving Credit Commitments shall be terminated in full, no prepayments of Replacement Revolving Credit Loans shall be made in respect of the outstanding Replacement Revolving Credit Loans held by Lehman and that Lehman’s ratable share of any such prepayment shall be allocated to the other Replacement Revolving Credit Lenders in accordance with their respective Revolving Credit Percentages.

SECTION 2. Amendments to Credit Agreement. The Credit Agreement is, effective as of the Amendment No. 2 Effective Date (as hereinafter defined) and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, hereby amended as follows:

(a) Section 1.1 of the Credit Agreement is hereby amended to add the following new definitions in the appropriate alphabetical position:

““Amendment No. 2”: Amendment No. 2 to this Agreement, dated as of June 20, 2011 among the Borrower, the Lenders party thereto and the Administrative Agent.

“Amendment No. 2 Effective Date”: the date in which each of the conditions in Section 3 of Amendment No. 2 have been satisfied.

“Permitted Unsecured Indebtedness”: as defined in Section 7.2(o).”

(b) The definition of “Available Cash” in the Credit Agreement is hereby amended as follows:

(i) by adding the following words at the end of clause (xiv) thereof:

“, minus any Agreed Increase in Available Cash in such period relating to a Specified Capital Expenditure, plus any Agreed Decrease in Available Cash in such period relating to a Specified Capital Expenditure; provided that the aggregate amount of all Agreed Decreases in Available Cash relating to any Specified Capital Expenditure for all fiscal quarters must equal the Agreed Increase in Available Cash relating to such Specified Capital Expenditure prior to the Term Loan Maturity Date”; and

(ii) by deleting the word “and” at the end of clause (B) in the proviso in the first paragraph thereof, replacing the period at the end of clause (C) thereof with the phrase “; and” and inserting the following new clause (D) at the end thereof:

“(D) proceeds of or any payments made with or out of the proceeds of any Indebtedness incurred pursuant to Sections 7.2(k), (n) or (o) shall not be taken in account in determining Available Cash.”

(iii) by adding the following at the end of the first paragraph thereof:

For purposes of clause (xiv) of this definition of Available Cash: (a) the term “Agreed Increase in Available Cash” means, with respect to any Specified Capital Expenditure, the amount of the increase in Available Cash in the fiscal quarter in which such Capital Expenditure is made that was agreed to among the Borrower and the members of the Borrower, such amount not to exceed the amount of such Specified Capital Expenditure; (b) the term “Specified Capital Expenditure” means any Capital Expenditure with respect to which (and to the extent that) the Borrower has agreed with the members of the Borrower to an Agreed Increase in Available Cash in the fiscal quarter in which such Capital Expenditure is made and to one or more Agreed Decreases in Available Cash in one or more fiscal quarters during the term of this Agreement; and (c) the term “Agreed Decrease in Available Cash” means, with respect to any Specified Capital Expenditure, the amount of the decrease in Available Cash in any quarter that was agreed to among the Borrower and the members of the Borrower; provided that the aggregate amount of all such Agreed Decreases in Available Cash for any Specified Capital Expenditure shall not exceed the amount of such Specified Capital Expenditure.

(c) The definition of “Commitment Fee Rate” in the Credit Agreement is hereby amended by replacing the percentage “0.375%” with the percentage “0.50%”.

(d) The definition of “Consolidated Senior Secured Debt” in the Credit Agreement is hereby amended by inserting the parenthetical “(other than Subordinated Debt and Permitted Unsecured Indebtedness)” in lieu of the parenthetical “(other than Subordinated Debt)” therein.

(e) The definition of “Loan Documents” in the Credit Agreement is hereby amended by inserting the words “Amendment No. 2,” after the words “this Agreement”.

(f) The definition of “Revolving Credit Commitment” in the Credit Agreement is hereby amended by (i) deleting the phrase “Schedule 1 to the Lender Addendum delivered by such Lender” and substituting therefor the phrase “Schedule 1 to Amendment No. 2” and (ii) deleting the last sentence thereof in its entirety.

(g) The definition of “Revolving Credit Termination Date” in the Credit Agreement is hereby amended by replacing the words “February 13, 2013” with the words “December 31, 2014”.

(h) Section 2.25(b) of the Credit Agreement is hereby amended by replacing the amount of “$200,000,000” with the amount of “$161,000,000”.

(i) Section 7.2 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (m) thereof, replacing the period at the end of clause (n) thereof with the phrase “; and” and inserting the following new clause (o) at the end thereof:

“(o) unsecured Indebtedness of the Borrower (“Permitted Unsecured Indebtedness”); provided that (i) such Permitted Unsecured Indebtedness (A) will not mature prior to the date which is at least six months after the Term Loan Maturity Date and (B) has no scheduled amortization or payments of principal prior to the Term Loan Maturity Date and (ii) (A) both immediately prior to and after giving effect thereto, no Default or Event of Default shall exist or result therefrom and (B) after giving effect to the incurrence or issuance of such Indebtedness on the date thereof, the Consolidated Total Leverage Ratio (calculated using Consolidated Total Debt, other than Subordinated Debt) of the Borrower and its Subsidiaries on such date shall not exceed 5.75 to 1.0.”

(j) Section 7.8 of the Credit Agreement is hereby amended by (i) restating clause (t) thereof in its entirety to read as follows:

“(t) in addition to Investments otherwise expressly permitted by Sections 7.8(a) through (s), Investments by the Borrower or any of its Subsidiaries in an aggregate amount (valued at cost) not to exceed $25,000,000 during the term of this Agreement; and”

and (ii) inserting the following new clause (u) at the end thereof:

“(u) in addition to Investments otherwise expressly permitted by this Section, Investments by the Borrower or any of its Subsidiaries made after the Amendment No. 2 Effective Date in an aggregate amount (valued at cost) not to exceed $35,000,000 at any one time outstanding.”.

(k) Section 7.6 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (i) thereof, replacing the period at the end of clause (j) thereof with the phrase “; and” and inserting the following new clause (k) at the end thereof:

“(k) (x) repurchases of Capital Stock deemed to occur upon the exercise of stock options or the grant, vesting or payment of other equity compensation awards if the Capital Stock represents all or a portion of the exercise price thereof or is to pay related withholding taxes upon exercise of options or upon the grant, vesting or payment of other equity compensation awards (whether such Capital Stock is withheld from the Capital Stock otherwise issuable or is delivered by the holder of the option or other award in satisfaction of any obligation), including, without limitation, repurchases of Capital Stock in connection with equity compensation described in Section 3.5(c) of the Borrower LLC Operating Agreement (as in effect on the Amendment No. 2 Effective Date), and (y) Restricted Payments by the Borrower to allow the payment of cash in lieu of the issuance of fractional Capital Stock upon the exercise of options or warrants, upon the conversion or exchange of Capital Stock of the Borrower or in connection with the common unit adjustment pursuant to Section 4(b) of the Common Unit Adjustment Agreement (as in effect on the Amendment No. 2 Effective Date).”.

SECTION 3. Conditions to Effectiveness of Amendment No. 2. This Amendment shall become effective on the date (the “Amendment No. 2 Effective Date”) when, and only when, the following conditions shall have been satisfied:

(a) The Administrative Agent shall have received counterparts of this Amendment executed by a Responsible Officer of the Borrower and the requisite Lenders constituting Required Lenders or, as to any of the Lenders, written evidence reasonably satisfactory to the Administrative Agent that such Lender has executed this Amendment.

(b) The Agents shall have received evidence that all fees and expenses of the Agents for which invoices have been presented (including the reasonable fees and expenses of counsel to the Administrative Agent) shall have been paid.

(c) The Administrative Agent shall have received the results of a recent lien search in each of the jurisdictions where the Loan Parties are organized, and such search shall reveal no liens on any of the assets of the Loan Party, except for Liens permitted by Section 7.3 of the Credit Agreement.

(d) Each document (including, without limitation, any Uniform Commercial Code financing statement) required by the Security Documents or under law or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a perfected Lien on the Collateral described therein, prior and superior in right to any other Person (other than with respect to Liens expressly permitted by Section 7.3 of the Credit Agreement), shall have been filed, registered or recorded or shall have been delivered to the Administrative Agent in proper form for filing, registration or recordation.

(e) The Administrative Agent shall have received the executed legal opinion of Holme Roberts & Owen LLP, counsel to the Borrower, substantially in the form as delivered on the Closing Date. Such legal opinion shall cover such other matters incident to the transactions contemplated by this Amendment as the Administrative Agent may reasonably require and shall be addressed to the Administrative Agent and the Lenders.

(f) The Administrative Agent shall have received a solvency certificate from the chief financial officer of the Borrower substantially in the form delivered on the Closing Date.

(g) The Administrative shall have received a certificate of the Borrower dated as of the Amendment No. 2 Effective Date signed by a Responsible Officer of the Borrower, certifying on behalf of the Borrower that, (i) the representations and warranties of the Borrower contained in Section 4 of the Credit Agreement and in any other Loan Document, are true and correct in all material respects as if made on and as of the Amendment No. 2 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date; provided that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment and (ii) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

(h) The Administrative Agent shall have received (i) a copy of the certificate or articles of incorporation or organization, including all amendments thereto, of each Loan Party, certified, if applicable, as of a recent date by the Secretary of State of the state of its organization, and a certificate as to the good standing (where relevant) of each Loan Party as of a recent date, from such Secretary of State or similar Governmental Authority and (ii) a certificate of a Responsible Officer of each Loan Party dated the Amendment No. 2 Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws or operating (or limited liability company) agreement of such Loan Party as in effect on the Amendment No. 2 Effective Date, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the manager (or equivalent governing body) of such Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such Person is a party and, in the case of the Borrower, the borrowings under the Credit Agreement, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation or organization of such Loan Party have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer executing any Loan Document on behalf of such Loan Party and countersigned by another officer as to the incumbency and specimen signature of the Responsible Officer executing the certificate pursuant to clause (ii) above.

(i) Each Replacement Revolving Credit Lender shall have received, if requested at least two Business Days in advance of the Amendment No. 2 Effective Date, a Revolving Credit Note payable to the order of such Replacement Revolving Credit Lender duly executed by the Borrower in substantially the form of Exhibit F-2 to the Credit Agreement, as applicable, in each case as modified by this Amendment.

(j) Each Lender that executes a counterpart to this Amendment as a “Consenting Lender” or an “Extending and Consenting Lender” on or before 3:00 p.m., New York City time, on June 15, 2011 shall have been paid an amendment fee in an amount equal to 0.25% of the sum of such Lender’s Revolving Credit Commitment and outstanding Term Loans as of such date.

(k) Each Revolving Credit Lender that executes a counterpart to this Amendment as an “Extending and Consenting Lender” on or before 3:00 p.m., New York City time, on June 15, 2011 shall have been paid an additional extension fee in an amount equal to 0.75% of such Lender’s Revolving Credit Commitment that is being replaced by Replacement Revolving Credit Commitments as of such date.

(l) The Borrower shall have issued senior unsecured notes on or prior to July 27, 2011 (the “Senior Unsecured Notes”), and a portion of the proceeds of such Senior Unsecured Notes shall be used to prepay the Term Loans, on a pro rata basis, in an aggregate principal amount of not less than $175,000,000.

SECTION 4. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a) Each of the Borrower and each of its Subsidiaries (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and (ii) has all requisite limited liability company or other organizational power and authority, and the legal right, to execute and deliver this Amendment and perform its obligations under this Amendment and the Loan Documents to which it is a party.

(b) The execution and delivery by the Borrower of this Amendment and the performance under this Amendment and the Loan Documents, (i) are within the Borrower’s power, (ii) have been duly authorized by all necessary organizational action, (iii) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith would not, in the aggregate, reasonably be expected to have a Material Adverse Effect and (iv) will not conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by Section 7.3 of the Credit Agreement), or require any payment to be made under any Contractual Obligation to which the Borrower is a party or affecting the Borrower or the Properties of the Borrower.

(c) No consent, authorization, filing, notice or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required on or in respect of any Loan Party in connection with the execution, delivery or performance by, or enforcement against, the Borrower of this Amendment except those consents, authorizations, filings, notices or other actions, the failure of which to obtain or make, would not reasonably be expected to have a Material Adverse Effect.

(d) This Amendment has been duly executed and delivered by the Borrower. This Amendment constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

SECTION 5. Waivers. Each Lender that executes a counterpart to this Amendment as a “Consenting Lender” or as an “Extending and Consenting Lender” hereby waives (i) the applicability of the provisions of Section 2.21 of the Credit Agreement with respect to any prepayment of Term Loans or Revolving Credit Loans resulting from the issuance of the Senior Unsecured Notes as contemplated by Section 3(l) hereof and (ii) any breach of or in connection with Section 7.6 of the Credit Agreement resulting from any repurchase of Capital Stock of the Borrower of the type described in Section 7.6(k)(x) of the Credit Agreement (as amended hereby) that has occurred or has been deemed to have occurred prior to the Amendment No. 2 Effective Date. Each Lender that executes a counterpart to this Amendment as an “Extending and Consenting Lender” hereby agrees the applicability of the provisions of Section 2.21 of the Credit Agreement shall be waived with respect to the Amendment No. 2 Effective Date Reallocation.

SECTION 6. Reference to and Effect on the Credit Agreement and the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b) The Credit Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(d) The Borrower hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents (as amended hereby) to which it is a party and (ii) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Loan Documents (including, without limitation, the grant of security made by the Borrower pursuant to the Guarantee and Collateral Agreement) and confirms that such liens and security interests continue to secure the Obligations under the Loan Documents, subject to the terms thereof.

SECTION 7. Costs and Expenses The Borrower agrees to pay all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 10.5 of the Credit Agreement.

SECTION 8. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic delivery (e.g., “pdf”) shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

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BARCLAYS BANK PLC,
as Administrative Agent

/s/ Craig J. Malloy
Name:	Craig J. Malloy
Title:	Director

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written,

NATIONAL CINEMEDIA, LLC, as Borrower

By: National CineMedia, Inc., a Delaware corporation, its Manager

/s/ Gary W. Ferrera
Name:	Garry W. Ferrera
Title:	EVP & CFO

EXTENDING AND CONSENTING LENDERS: Barclays Bank PLC, as an Extending and Consenting Lender and Replacement Revolving Credit Lender

/s/ Craig J. Malloy
Name: Craig J. Malloy Title: Director
Amount of Replacement Revolving Credit Commitments: $20,000,000

EXTENDING AND CONSENTING LENDERS; JPMorgan Chase Bank, N.A., as an Extending and Consenting Lender and Replacement Revolving Credit Lender

/s/ John G. Kowalczuk
Name: John G. Kowalczuk Title: Executive Director
Amount of Replacement Revolving Credit Commitments: $25,000,000

EXTENDING AND CONSENTING LENDERS:

Lehman Commercial Paper Inc.

[please print or type name of institution], as an Extending and Consenting Lender and Replacement Revolving Credit Lender

By:	/s/ Scott Goldsmith
Name: Scott Goldsmith Title: Authorized Signatory Amount of Replacement Revolving Credit Commitments: $14,000,000

EXTENDING AND CONSENTING LENDERS Credit Suisse AG, Cayman Islands Branch, as an Extending and Consenting Lender and Replacement Revolving Credit Lender

By:	/s/ Bill O’Daly
Name: Bill O’Daly Title: DIRECTOR

By:	/s/ Kevin Buddhdew
Name: Kevin Buddhdew Title: Associate
Amount of Replacement Revolving Credit Commitments: $20,000,000.00

EXTENDING AND CONSENTING LENDERS: MORGAN STANLEY SENIOR FUNDING, INC., as an Extending and Consenting Lender and Replacement Revolving Credit Lender

By:	/s/ Sherrese Clarke
Name: Sherrese Clarke Title: Vice President Amount of Replacement Revolving Credit Commitments: $20,000,000

REPLACEMENT REVOLVING CREDIT LENDER:

By:	/s/ Kevin Smith
Name: Kevin Smith Title: Authorized Signatory

By:	/s/ Katherine Mogg
Name: Katherine Mogg Title: Authorized Signatory Amount of Replacement Revolving Credit Commitments: $20.0MM

CONSENTING LENDERS: Eaton Vance CDO VIII, Ltd. [please print or type name of institution], as a Consenting Leader

By:	/s/ Michael B Botthof
Name Michael B Botthof Title: Vice President

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS: Eaton Vance CDO X, PLC By: Eaton Vance Management As Investment Advisor. [please print or type name of institution], as a Consenting Leader

By:	/s/ Michael B. Botthof
Name: Michael B Botthof Title: Vice President

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS: Eaton Vance CDO IX, Ltd By: Eaton Vance Management As Investment Advisor. [please print or type name of institution], as a Consenting Leader

By:	/s/ Michael B. Botthof
Name: Michael B Botthof Title: Vice President

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1] Eaton Vance Senior Floating-Rate Trust By: Eaton Vance Management As Investment Advisor. [please print or type name of institution], as a Consenting Leader

By:	/s/ Michael B. Botthof
Name: Michael B Botthof Title: Vice President

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS: ,1

Eaton Vance Floating-Rate Income Trust

By: Eaton Vance Management As Investment Advisor.

[please print or type name of institution], as a Consenting Leader

By:	/s/ Michael B. Botthof
Name:	Michael B Botthof
Title:	Vice President

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:

Eaton Vance Medallion Floating-Rate Income Portfolio

By: Eaton Vance Management As Investment Advisor.

[please print or type name of institution], as a Consenting Leader

By:	/s/ Michael B. Botthof
Name:	Michael B Botthof
Title:	Vice President

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS: Eaton Vance Senior Income Trust

By: Eaton Vance Management

As Investment Advisor

[please print or type name of institution], as a Consenting Lender

By:	/s/ Michael B. Botthof
Name:	Michael B Botthof
Title:	Vice President

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS;[1]

Eaton Vance Short Duration Diversified Income Fund By: Eaton Vance Management As Investment Advisor

[please print or type name of institution], as a Consenting Lender

By:	/s/ Michael B. Botthof
Name:	Michael B Botthof
Title:	Vice President

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:

Eaton Institutional Senior Loan Fund

By: Eaton Vance Management

As Investment Advisor

[please print or type name of institution], as a Consenting Lender

By:	/s/ Michael B. Botthof
Name:	Michael B Botthof
Title:	Vice President

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:
EATON VANCE
Limited Duration Income Fund
By: Eaton Vance Management As Investment Advisor

[please print or type name of institution], as a Consenting Lender

By:	/s/ Michael B. Botthof
Name:	Michael B Botthof
Title:	Vice President

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

GRAYSON & Co
By: Boston Management and Research As Investment Advisory

[please print or type name of institution], as a Consenting Lender

By:	/s/ Michael B. Botthof
Name:	Michael B Botthof
Title:	Vice President

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:

Met Investors Series Trust Met/Eaton Vance Floating Rate Portfolio by Eaton Vance Management As Investment Sub-Advisor

[please print or type name of institution], as a Consenting Lender

By:	/s/ Michael B. Botthof
Name:	Michael B Botthof
Title:	Vice President

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:

Riversource Variable Series Trust-Variable Portfolio
Eaton Vance Floating Rate Income Fund
By: Eaton Vance Management As Investment Advisory

[please print or type name of institution], as a Consenting Lender

By:	/s/ Michael B. Botthof
Name:	Michael B Botthof
Title:	Vice President

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:.1

SENIOR DEBTTPORTFOLIO
By: Boston Management and Research as Investment Advisor
[please print or type name of institution], as a Consenting Lender

By:	/s/ Michael B. Botthof
Name:	Michael B Botthof
Title:	Vice President

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

Citibank, N.A., as a Consenting Lender

By:	/s/ Scott R. Evan
Name:	Scott R. Evan
Title:	Attorney-in-Fact

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:

LATITUDE CLO I, LTD,

as a Consenting Lender

By:	/s/ Kirk Wallace
	Name:	Kirk Wallace
	Title:	Senior Vice President

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

LATITUDE CLO II, LTD,

as a Consenting Lender

By:	/s/ Kirk Wallace
	Name:	Kirk Wallace
	Title:	Senior Vice President

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

LATITUDE CLO III, LTD, as a Consenting Lender

By:	/s/ Kirk Wallace
	Name:	Kirk Wallace
	Title:	Senior Vice President

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSEMTING LENDERS:

Deutsche Bank AG, London

________________________________ [please print or type name of institution], as a Consenting Lender

By:	/s/ Nicholas Wilmglay
	Name:	Nicholas Wilmglay
	Title:	Director

[1]	Only Lenders who approve the amendment but are no: prepared to be Existing and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

LightPoint CLO, III, Ltd.,
_________________ as a Consenting Lender By Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

LightPoint CLQ IV, Ltd.,
as a Consenting Lender By Neuberger Berman Fixed Income LLC as collateral manager

By	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:

LightPoint CLQ IV, Ltd.,

as a Consenting Lender By Neuberger Berman Fixed Income LLC as collateral manager

By	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

LightPoint CLO VII, Ltd.,
as a Consenting Lender By Neuberger Berman Fixed Income LLC as collateral manager

By	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:

LtghtPointCLO VIII, Ltd.,
as a Consenting Lender By Neuberger Berman Fixed income LLC as collateral Manager

By	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

[1]	Only Lenders who approve the amendment but are not prepared to be- Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

Airlie CLO 2006-I, Ltd.,

as a Consenting Lender
By Neuberger Berman Fixed Income LLC as collateral Manager

By	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

Marquette US/European CLQ. Plc.
as a Consenting Lender
By Neuberger Berman Fixed Income LLC as collateral Manager

By	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

Yorkville CBNA Loan Funding, LLC [please print or type name of institution], as Consenting Lender

By	/s/ Malia Baynes
Name:	Malia Baynes
Title:	Attorney-in-fact

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

Gateway CLO Limited By: Prudential Investment Management;, Inc., as Collateral Manager, as a Consenting Lender

By	/s/ Brian Juliano
Name:	Brian Juliano
Title:	Vice President

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

Harch CLO DL Limited, as a Consenting Lender

By	/s/ James DiDonato
Name:	James DiDonato
Title:	Authorized Signatory

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTNG LENPERS:[1]

Flagship CLO III By: Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.), As Collateral Manager

By	/s/ Eric S. Meyer
Name:	Eric S Meyer,
Title:	Managing Director

By	/s/ Thomas R. Bouchard
Name:	Thomas R. Bouchard
Title:	Vice President

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign

Consenting LEJNDERS:[1]

Flagship CLO IV By; Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc), As Collateral Manager

By	/s/ Eric S. Meyer
Name: Eric S Meyer,
Title: Managing Director

By	/s/ Thomas R. Bouchard
Name: Thomas R. Bouchard
Title: Vice President

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign

.

CONSENTING LENDERS:[1] Flagship CLO V
By: Deutsche Investment Management Americas, Inc.
(as successor in interest to Deutsche Asset Management, Inc.), As Collateral Manager

By	/s/ Eric S. Meyer
Name:	Eric S Meyer,
Title:	Managing Director

By	/s/ Thomas R. Bouchard
Name:	Thomas R. Bouchard
Title:	Vice President

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS: Flagship CLO VI
By: Deutsche Investment Management Americas, Inc. As Collateral Manager

By	/s/ Eric S. Meyer
Name: Eric S Meyer,
Title: Managing Director

By	/s/ Thomas R. Bouchard
Name: Thomas R. Bouchard
Title: Vice President

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS: CIFC Funding 2006-1, Ltd. CIFC Funding 2006-IB, Ltd. CIFC Funding 2006-11, Ltd. CIFC Funding 2007-1, Ltd. CIFC Funding 2007-III, Ltd. CIFC Funding 2007-IV, Ltd.

By:	CIFC Investment Management LLC, its Collateral Manager

	By:	/s/ Rob Milton
	Name:	Rob Milton
	Title:	Authorized Signatory

CONSENTING LENDERS:

Hewett’s Island CLO II, Ltd.
Hewett’s Island CLO III, Ltd.

By:	CypressTree Investment Management, LLC, its Collateral Manager

By:	/s/ Rob Milton
Name: Rob Milton
Title: Authorized Signatory

CONSENTING LENDERS:

Primus CLO I, Ltd.
Primus CLO II, Ltd.

By:	CypressTree Investment Management, LLC, its Subadviser

	By:	/s/ Rob Milton
Name: Rob Milton
Title: Authorized Signatory

CONSENTING LENDERS:

Forest Creek CLO, Ltd.

Long Grove CLO Ltd.

Market Square CLO Ltd.

Cumberland II CLO Ltd.

Marquette Park CLO Ltd.

Bridgeport CLO Ltd.

Schiller Park CLO Ltd.

Burr Ridge CLO Plus Ltd.

Bridgeport CLO II Ltd.

By:	Deerfield Capital Management LLC, its Collateral Manager

	By:	/s/ Glenn Duffy
Name: Glenn Duffy
Title: Authorized Signatory

CONSENTING LENDERS:

ColumbusNova CLO Ltd. 2006-I ColumbusNova CLO Ltd. 2006-II ColumbusNova CLO Ltd. 2007-I ColumbusNova CLO IV Ltd. 2007-II

By:	Columbus Nova Credit Investments Management, LLC, its Collateral Manager

	By:	/s/ Glenn Duffy
Name: Glenn Duffy
Title: Authorized Signatory

CONSENTING LENDERS:[1]

GENESIS CLO 2007-2 LTD by LLCP Advisors LLC as Collateral Manager, as a Consenting Lender

By:	/s/ Steve Hartman
Name: Steve Hartman
Title: Vice President

[1]	Only Lenders who approve the amendment bat are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

Goldman Sachs Asset Management CLO, Public Limited Company

	By:	Goldman Sachs Asset Manager, L.P. as Manager, as a Consenting Lender

By:	/s/ Jose Garrido
Name: Jose Garrido
Title: Vice President

[1]	Only Lenders who approve the amendment bat are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

The Sumitomo Trust & Banking Co., Ltd. New York Branch, as a Consenting Lender

By:	/s/ Albert C. Tew II
Name: Albert C. Tew II
Title: Vice President

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

AVENUE CLO FUND, LIMITED AVENUE CLO II, LIMITED AVENUE CLO III, LIMITED

[please print or type name of institution], as a Consenting Lender

By:	/s/ Srirman Balakrishnan
Name:	Srirman Balakrishnan
Title:	PORTFOLIO MANAGER

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

TRALEE CDO I LTD

[please print or type name of institution], as Consenting Lender

By:	/s/ Joseph Matteo
Name:	Joseph Matteo
Title:	Authorized Signatory

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:

Ballyrock CLO II Limited, By; Ballyrock Investment Advisors LLC, as Collateral Manager, as a Consenting Lender

By:	/s/ Lisa Rymut
Name:	Lisa Rymut
Title:	Assistant Treasurer

CONSENTING LENDERS:[1]

Ballyrock CLO III Limited, By: Ballyrock Investment Advisors LLC, as Collateral Manager, as a Consenting Lender

By:	/s/ Lisa Rymut
Name:	Lisa Rymut
Title:	Assistant Treasurer

CONSENTING LENDERS:

Ballyrock CLO 2006-1 Limited, By: Investment Advisors LLC, as Collateral Manager, as a Consenting Lender

By:	/s/ Lisa Rymut
Name:	Lisa Rymut
Title:	Assistant Treasurer

CONSENTING LENDERS:

Ballyrock CLO 2006-2 Limited, By: Ballyrock investment Advisors LLC, as Collateral Manager, as a Consenting Lender

By:	/s/ Lisa Rymut
Name:	Lisa Rymut
Title:	Assistant Treasurer

CONSENTING LENDERS:[1]

Black Diamond CLO 2005-1 LTD.
By: Black Diamond CLO 2005-1 Adviser, L.L.C.,
As Its Collateral Manager

[please print or type name of institution], as Consenting Lender

By:	/s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTNG LENDERS:'

Genesis CLO 2007-1 Ltd.

[please print or type name of institution], as Consenting Lender

By: GLG Ore Hill LLCr its Collateral Manager

By:	/s/ Marshall E. Sterns
Name:	Marshall E. Stearns
Title:	Managing Director

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

Allied Irish Banks p.l.c., as a Consenting Lender

By:	/s/ Jim Dennehy
Name:	Jim Dennehy
Title:	Executive Vice President

By:	/s/ Edwin Holmes
Name:	Edwin Holmes
Title:	Assistant Vice President

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

GULF STREAM-COMPASS CLO 2003-1, LTD.

GULF STREAM-COMPASS CLO 2004-1, LTD.

GULF STREAM-COMPASS CLO 2005-U, LTD.

GULF STREAM-SEXTANT CLO 2007-1, LTD.

GULF STREAM-COMPASS CLO 2007, LTD.

NEPTUNE FINANCE CCS, LTD.

By: Gulf Stream Asset Management LLC As Collateral Manager

[please print or type' name of institution], as a Consenting Lender

By:	/s/ Barry K. Love
Name:	Barry K. Love
Title:	Chief Credit Officer

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

Wells Fargo Principal Lending, LLC (f.k.a The Foothill Group, LLC)

[please print or type’ name of institution], as a Consenting Lender

By:	/s/ Jack Salehian
Name:	Jack Salehian
Title:	Vice President

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

Foothill CLO I, Ltd.
[please print or type name of institution], as a Consenting Lender

By: The Foothill Group, Inc., as attorney-in-fact

By:	/s/ Jack Salehian
Name:	Jack Salehian
Title:	Managing Member

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

UNITED HEALTHCARE INSURANCE COMPANY By: GSO Capital Advisors LLC as Manager, as an Extending and Consenting Lender

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith'
Title:	Authorized Signatory

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1] CALLIDUS DEBT PARTNERS CLO FUND III, LTD. By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager, as an Extending and Consenting Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith Title: Authorized Signatory

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

CALLIDUS DEBT PARTNERS CLO FUND IV, LTD.
By: GSO/ Blackstone Debt Funds Management LLC as Collateral Manager, as an Extending and Consenting Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authored Signatory

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

CALLIDUS DEBT PARTNERS CLO FUND V, LTD.
By: GSO/Blackstone Debt Funds Management: LLC as Collateral Manager, as an Extending and Consenting Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

CALLIDUS DEBT PARTNERS CLO FUND VI, LTD.
By: GSO/ Blackstone Debt Funds Management LLC as Collateral Manager, as an Extending and Consenting Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:'

CALLIDUS DEBT PARTNERS CLO FUND VII, LTD.
By: GSO/ Blackstone Debt Funds Management LLC as Collateral Manager, as an Extending and Consenting Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign

CONSENTING LENDERS:

ESSEX PARK CDO LTD.
By: Blackstone Debt Advisors L.P. as Collateral Manager, as an Extending and Consenting Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith’
Title: Authorized Signatory

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

Longhorn CDP III LTD. As a Consenting Lender

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

Galaxy III CLO, Ltd. By: PineBridge Investments LLC. its Collateral Manager

Galaxy IV CLO, LTD By: PineBridge Investments LLC. its Collateral Manager

Galaxy V CLO, LTD By: PineBridge Investments LLC, its Collateral Manager

Galaxy VI CLO, LTD By: PineBridge Investments LLC. its Collateral Manager

Galaxy VIII CLO, LTD By: PineBridge Investments LLC. Its Collateral Manager

Saturn CLO, Ltd. By: PineBridge Investments LLC. its Collateral Manager

Validus Reinsurance Ltd. By: PineBridge Investments LLC. Its Investment Manager

[please print or type name of institution], as a Consenting Lender

By:	/s/ W. Jeffery Baxter
Name: W. Jeffery Baxter
Title: Managing Director

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

CANARAS SUMMHT CLO LTD
By: Canals Capital Management LLC As Sub-Investment Adviser

Consenting Lender

By:	/s/ W. Benjamin S. Steger, CFA
Name: Benjamin S. Steger, CFA
Title: Authorized Signatory

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign hers.

CONSENTING LENDERS:1

Green Island CBNA Loan Funding LLC, by Citibank, N.A. , as a Consenting Lender

By:	/s/ Emily Chong
Name: Emily Chong
Title: Director

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign hers.

CONSENTING LENDERS:[1]

Greywolf CLO I, Ltd
By: Greywolf Capital Management LP, its
Investment Manager, as a Consenting Lender

By:	/s/ William Troy
Name:	William Troy
Title:	Authorized Signatory

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

LMP Corporate Loan Fund, Inc,
By: Citi Alternative Investments LLC,
as a Consenting Lender

By:	/s/ Roger Yee
Name:	Roger Yee
Title:	VP

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS .2

CCA EAGLE LOAN MASTER FUND LTD. By: Citigroup Alternative Investments LLC, as Investment manager for and on behalf of CCA EAGLE LOAN MASTER FUND LTD., as a Consenting Lender

By:	/s/ Roger Yee
Name:	Roger Yee
Title:	VP

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[3]

REGATTA FUNDING LTD. By: Citi Alternative Investments IXC, attorney-in-fact, as a Consenting Lender

By:	/s/ Roger Yee
Name:	Roger Yee
Title:	VP

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

Olympic CLO I, LTD San Gabriel CLO I, LTD Shasta CLO I, LTD Sierra CLO II, LTD Whitney CLO I, LTD

[please print or type name of institution], as a Consenting Lender

By Apidos Capital Management on behalf of Resource Capital Asset Management (RCAM)

By:	/s/ Vincent Ingato
Name:	Vincent Ingato
Title:	Managing Director

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:

Clydesdale CLO 2004, Ltd. as a Consenting Lender

By:	/s/ Robert Hoffman
Name:	Robert Hoffman
Title:	Executive Director

NDMURA CDRPORATE RESEARCH AND; ASSET MANAGEMENT INC.
AS INVESTMENT MANAGER

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:

Clydesdale CLO 2005, Ltd., as a Consenting Lender

By:	/s/ Robert Hoffman
Name:	Robert Hoffman
Title:	Executive Director

NDMURA CORPORATE RESEARCH AND; ASSET MANAGEMENT INC.

AS INVESTMENT MANAGER

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here

CONSENTING LENDERS:[1]

Clydesdale CLO 2006, Ltd. as a Consenting Lender

By:	/s/ Robert Hoffman
Name:	Robert Hoffman
Title:	Executive Director

NDMURA CORPORATE RESEARCH AND; ASSET MANAGEMENT INC. AS INVESTMENT MANAGER

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

Clydesdale CLO 2007, Ltd. as a Consenting Lender

By:	/s/ Robert Hoffman
Name:	Robert Hoffman
Title:	Executive Director

NDMURA CORPORATE RESEARCH AND; ASSET MANAGEENT INC. AS INVESTMENT MANAGER

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

Clydesdale Strategic CLO I, Ltd. as a Consenting Lender

By:	/s/ Robert Hoffman
Name:	Robert Hoffman
Title:	Executive Director

NOMURA CORPORATE RESEARCH AND; ASSET MANAGEENT INC. AS INVESTMENT MANAGER

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:1

WELLS CAPITAL MANAGEMENT 13923601

WELLS CAPITAL MANAGEMENT 18325402

WELLS CAPITAL MANAGEMENT 18866500

WELLS CAPITAL MANAGEMENT 23928601

WELLS CAPITAL MANAGEMENT 23960800

VULCAN VENTURES

SILVERADO CLO 2006-I LIMITED

By: Wells Capital Management as Portfolio Manager

[please print or type name of institution], as a Consenting Lender

By:	/s/ Zachary Tyler
Name:	Zachary Tyler
Title:	Authorized Signatory

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

Avery Point CLO, Limited

By: Sankaty Advisors LLC, as Collateral Manager

[please print or type name of institution], as a Consenting Lender

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr. Vice President of Operations

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

Chatham Light II CLO, Limited
By:	Sankaty Advisors LLC, as Collateral Manager

[please print or type name of institution], as a Consenting Lender

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr. Vice President of Operations

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

Katonah III, Ltd. by Sankaty Advisors LLC as Sub-Advisors

[please print or type name of institution], as a Consenting Lender

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr. Vice President of Operations

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

Race Point II CLO, Limited By: Sankaty Advisors LLC, as Collateral Manager

[please print or type name of institution], as a Consenting Lender

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr. Vice President of Operations

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

Race Point III CLO By: Sankaty Advisors LLC, as Collateral Manager

[please print or type name of institution], as a Consenting Lender

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr. Vice President of Operations

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

Race Point IV CLO, Lid
By:	Sankaty Advisors. LLC as Collateral Manager

[please print or type name of institution], as a Consenting Lender

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr. Vice President of Operations

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign

CONSENTING LENDERS:[1]

SSS Funding II, LLC
By:	Sankaty Advisors LLC, as Collateral Manager

[please print or type name of institution], as a Consenting Lender

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr. Vice President of Operations

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:

Lime Street CLO, Ltd., as a Consenting Lender

By:	/s/ Scott D’Orsi
Name:	Scott D’Orsi
Title:	P.M.

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[5]

Trimaran CLO IV Ltd By Trimaran Advisors, L.L.C., as a Consenting Lender

By:	/s/ Dominick J. Mazzitelli
Name:	Dominick J. Mazzitelli
Title:	Managing Director

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:

Trimaran CLO V Ltd By Trimaran Advisors, L.L.C., as a Consenting Lender

By:	/s/ Dominick J. Mazzitelli
Name:	Dominick J. Mazzitelli
Title:	Managing Director

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

Trimaran CLO VI Ltd By Trimaran Advisors, L.L.C., as a Consenting Lender

By:	/s/ Dominick J. Mazzitelli
Name:	Dominick J. Mazzitelli
Title:	Managing Director

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

Trimaran CLO VII Ltd By Trimaran Advisors, L.L.C., as a Consenting Lender

By:	/s/ Dominick J. Mazzitelli
Name:	Dominick J. Mazzitelli
Title:	Managing Director

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

Ameriprise Certificate Company

as a Consenting Lender

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:

Ameriprise Financial, Inc.

as a Consenting Lender

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director Of Operations

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

Cent CDO IO Limited By: Columbia Management Investment Advisers, LLC As Collateral Manager
as a Consenting Lender:.

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

Cent CDO XI Limited By: Columbia Management Investment Advisers, LLC, As Collateral Manager
as a Consenting Lender

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

Cent CDO12 Limited By: Columbia Management Investment Advisers, U.C As Collateral Manager
as a Consenting Lender.

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

Cent CDO14 Limited

By: Columbia Management Investment Advisers, LLC, As Collateral Manager

as a Consenting Lender

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

Cent CDO15 Limited By: Columbia Management Investment Advisers, LLC, As Collateral Manager
as a Consenting Lender

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS: [1] Centurion CDO VI, Ltd. By: Columbia Management Investment Advisers, LLC As Collateral Manager as a Consenting Lender

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1] Centurion CDO VII, Ltd. By: Columbia Management Investment Advisers, LLC As Collateral Manager as a Consenting Lender

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1] Centurion CDO 8 Limited By- Columbia Management Investment Advisers, LLC, As Collateral Manager as a Consenting Lender

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1] Centurion CDO 9 Limited By: Columbia Management Investment Advisers, LLC, As Collateral Manager as a Consenting Lender

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1] RtverSource Bond Series, Inc. - Columbia Floating Rate Fund as a Consenting Lender

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

[1]	Only Lenders who approve the amendment bin are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1] RiverSource Life Insurance Company as a Consenting Lender

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Authorized Signatory

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1] Phoenix CLO I, LTD.
By:	ING Alternative Asset Management LLC, as its investment manager
Phoenix CLO II, LTD.
By:	ING Alternative Asset Management LLC, as its investment manager as Consenting Lenders

By	/s/ Marc W. Boatwritght
	Name:	Marc W. Boatwrignt
	Title:	Vice President

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1] Aberdeen Loan Funding Ltd By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner as a Consenting Lender

By	/s/ Jason Post
Name:	Jason Post
Title:	Operations Director

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS: Brentwood CLO Ltd. By: Highland Capitol Management, LP As Collateral Manager By: StrandAdvisors, Inc., Its General Partner as a Consenting Lender

By	/s/ Jason Post
Name:	Jason Post
Title:	Operations Director

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1] Loan Funding TV LLC By: Highland Capital Management, LP, As Collateral Manager By: Strand Advisors, Inc, Its General Partner as a Consenting Lender

By	/s/ Jason Post
Name:	Jason Post
Title:	Operations Director

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

Eastland CLO, Ltd.
By: Highland Capital Management, LP
As Collateral Manager
By: Strand Advisors, Inc.,
Its General Partner

as a Consenting Lender

By	/s/ Jason Post
Name: Jason Post
Title: Operations Director

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

Gleneagles CLO, Ltd.
By: Highland Capital Management, LP
As Collateral Manager
By: Strand Advisors, Inc.,
Its General Partner

as a Consenting Lender

By	/s/ Jason Post
Name: Jason Post
Title: Operations Director

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTINO-LENDERS:[1]

Grayson CLO, Ltd
By: Highland Capital Management L.P.,
As Collateral Manager
By: Strand Advisors, Inc.
Its General Partner

as a Consenting Lender

By	/s/ Jason Post
Name: Jason Post
Title: Operations Director

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

Greenbriar CLO, Ltd,
By: Highland Capital Management, L.P.,
By: Strand. Advisors, Inc.
Its General Partner

as a Consenting Lender

By	/s/ Jason Post
Name: Jason Post
Title: Operations Director

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

Jasper CLO, Ltd
By: Highland Capital Management, LJ
By: Strand Advisors, lot, Its General Partner

as a Consenting Lender

By	/s/ Jason Post
Name: Jason Post
Title: Operations Director

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

Liberty CLO, Ltd.
By: Highland Capital Management, L.P.
As Collateral Manager
By: Strand Advisors, Inc., Its General Partner
as a Consenting Lender

By	/s/ Jason Post
Name: Jason Post
Title: Operations Director

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

Red River CLO Ltd.
By: Highland Capital Management, L.P.
As Collateral Manager
By: Strand Advisors, Inc., Its General Partner
as a Consenting Lender

By	/s/ Jason Post
Name:	Jason Post
Title:	Operations Director

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

Rockwall CDO LTD.
By: Highland Capital Management L.P.
As Collateral Manager
By: Strand Advisors, Inc., Its General Partner
as a Consenting Lender

By	/s/ Jason Post
Name: Jason Post
Title: Operations Director

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

Rockwall CDO II, LTD.
By: Highland Capital Management L.P.
As Collateral Manager
By: Strand Advisors, Inc., Its General Partner
as a Consenting Lender

By	/s/ Jason Post
Name: Jason Post
Title: Operations Director

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

Southfork CLO, Ltd.
By: Highland Capital-Management, LP.
By: Strand Advisors, Inc, Its General Partner
as a Consenting Lender

By	/s/ Jason Post
Name: Jason Post
Title: Operations Director

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

Stratford-CLO Ltd. By: Highland Capital Management. L.P. As Collateral Manager’ By: Strand Advisors, Inc, Its General Partner -

as a Consenting Lender

By	/s/ Jason Post
Name:	Jason Post
Title:	Operations Director

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

Loan Funding VII LLC By: Highland Capital Management, LP, As Collateral Manager By: Strand Advisors, Inc, Its General Partner

as a Consenting Lender By’

By	/s/ Jason Post
Name:	Jason Post
Title:	Operations Director

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

Westchester CLO, Ltd By: Highland Capital Management L.P., As Collateral Service By: Strand Advisors, Inc., Its General Partner

as a Consenting Lender

By	/s/ Jason Post
Name:	Jason Post
Title:	Operations Director

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:

Loan Star State Trust By Stone Tower Fund Management LLC As Its Investment Advisor

as a Consenting Lender

By	/s/ Michael W. DelPercio
Name:	Michael W. DelPercio
Title:	Authorized Signatory

CONSENTING LENDERS:

HillMark Funding Ltd., By: HillMark Capital Management, L.P., as Collateral Manager, as Lender

as a Consenting Lender

By:	/s/ Mark Gold
Name:	Mark Gold
Title:	CEO

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:

Stoney Lane Funding I., Ltd. By: HillMark Capital Management, L.P., as Collateral Manager, as Lender

as a Consenting Lender

By:	/s/ Mark Gold
Name:	Mark Gold
Title:	CEO

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

GOLDMAN SACHS LENDING PARTNERS LLC as a Consenting Lender

By:	/s/ Lauren Day
Name:	Lauren Day
Title:	Authorized Signatory

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

T2 Income Fund CLO I, Ltd.
as a Consenting Lender

By:	T2 Advisers, LLC
As Collateral Manager

By:	/s/ Saul Rosenthal
Name:	Saul Rosenthal
Title:	President

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

OWS CLO I, Ltd.

One Wall Street CLO II, Ltd.

Pacifica CDO III, Ltd.

Pacifica CDO IV, Ltd.

Pacifica CDO VI, Ltd.

Prospero CLO I, B.V.

US Bank Loan Fund (M) Master Trust

Veritas CLO II, Ltd

Westwood CDO II, Ltd, as Consenting

Lenders

By:	/s/ Edward M. Vietor
Name:	Edward M. Vietor
Title:	Vice President

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

CSAM Funding IV

[please print or type name of institution], as a Consenting Lender

By:	/s/ Thomas Flannery
Name:	THOMAS FLANNERY
Title:	AUTHORIZED SIGNATORY

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

CSAM Funding III

[please print or type name of institution], as a Consenting Lender

By:	/s/ Thomas Flannery
Name:	THOMAS FLANNERY
Title:	AUTHORIZED SIGNATORY

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

Atrium V
By: Credit Suisse Asset Management, LLC as collateral manager

[please print or type name of institution], as a Consenting Lender

By:	/s/ Thomas Flannery
Name:	THOMAS FLANNERY
Title:	AUTHORIZED SIGNATORY

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

VENTURE II CDO 2002, LIMITED
By its investment advisor,
MJX Asset Management LLC, as a Consenting Lender

By:	/s/ Simon Yuan
Name:	Simon Yuan
Title:	Vice President

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS: [1]

VENTURE III CDO LIMITED
By its investment advisor,
MJX Asset Management LLC, as a Consenting Lender

By:	/s/ Simon Yuan
Name:	Simon Yuan
Title:	Vice President

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

VENTURE IV CDO LIMITED
By its investment advisor,
MJX Asset Management LLC, as a Consenting Lender

By:	/s/ Simon Yuan
Name:	Simon Yuan
Title:	Vice President

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

VENTURE V CDO LIMITED
By its investment advisor,
MJX Asset Management LLC, as a Consenting Lender

By:	/s/ Simon Yuan
Name:	Simon Yuan
Title:	Vice President

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

VENTURE VI CDO LIMITED
By its investment advisor,
MJX Asset Management LLC, as a Consenting Lender

By:	/s/ Simon Yuan
Name:	Simon Yuan
Title:	Vice President

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

VENTURE VII CDO LIMITED
By its investment advisor,
MJX Asset Management LLC, as a Consenting Leader

By:	/s/ Simon Yuan
Name:	Simon Yuan
Title:	Vice President

[1]	Only Lenders who approve (he amendment hut are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

VENTURE VIII CDO LIMITED
By its investment advisor,
MJX Asset Management LLC, as a Consenting Lender

By:	/s/ Simon Yuan
Name:	Simon Yuan
Title:	Vice President

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:.1

VENTURE IX CDO LIMITED
By its investment advisor,
MJX Asset Management LLC, as a Consenting Lender

By:	/s/ Simon Yuan
Name:	Simon Yuan
Title:	Vice President

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

VISTA LEVERAGED INCOME FUND By its investment advisor, MJX Asset Management LLC, as a Consenting Lender

By:	/s/ Simon Yuan
Name:	Simon Yuan
Title:	Vice President

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

VEER CASH FLOW CLO, LIMITED By its investment advisor, MJX Asset Management LLC, as a Consenting Lender

By:	/s/ Simon Yuan
Name:	Simon Yuan
Title:	Vice President

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

THE THIRTY-EIGHT HUNDRED FUND, LLC [please print or type name of institution], as a Consenting Lender

By:	/s/ Ross Berger
Name:	Ross Berger
Title:	Managing Director

Principal Investments $2M of Term Loan B

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

WELLS FARGO BANK, N.A.
{please prim or type name of institution]., as a Consenting Lender

By: /s/ Ross Berger
Name: Ross Berger
Title: Managing Director

Principal Investments $9.5M of Term Loan B

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[5]

[CIT Middle Market Loan Trust III], as a Consenting Lender

By: /s/ Roger Burns
Name: Roger Burns
Title: E.V.P.

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:

CARLYLE VEYRON CLO, LTD.,
as a Consenting Lew

By: /s/ Linda Pace
Name: Linda Pace
Title: Managing Director

CONSENTING LENDERS:

CARLYLE VANTAGE CLO, LTD.,
as a Consenting Lender

By: /s/ Linda Pace
Name: Linda Pace
Title: Managing Director

CONSENTING LENDERS:

CARLYLE DAYTONA CLO, LTD., as a Consenting Lender

By: /s/ Linda Pace
Name: Linda Pace
Title: Managing Director

CONSENTING LENDERS:

CARLYLE ARNAGE CLO, LTD., as a Consenting Lender

By: /s/ Linda Pace
Name: Linda Pace
Title: Managing Director

CONSENTING LENDERS:

CARLYLE MCLAREN CLO, LTD., as a Consenting Lender

By: /s/ Linda Pace
Name: Linda Pace

Title: Managing Director

CONSENTING LENDERS:

CARLYLE AZURE CLO, LTD.,
as a Consenting Lender

By:	/s/ Linda Pace
Name: Title:	Linda Pace Managing Director

CONSENTING LENDERS:

CARLYLE BRISTOL CLO, LTD.,
as a Consenting Lender

By: /s/ Linda Pace
Name: Linda Pace Title: Managing Director

CONSENTING LENDERS: [1]

Western Asset Management Company Acting as Investment Manager and Agent on behalf of Mt. Wilson CLO, Ltd., as a Consenting Lender

By: /s/ Donna Thomas-Sapp
Name: Donna Thomas-Sapp Title: Authorized Signatory

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

Western Asset Management Company Acting as Investment Manager and Agent on behalf of Mt. Wilson CLO II, Ltd., as a Consenting Lender

By: /s/ Donna Thomas-Sapp
Name: Donna Thomas-Sapp Title: Authorized Signatory

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

CREDIT SUISSE LOAN FUNDING LLC.
as a Consenting Lender

By: /s/ Deja Zazzarino
Name: Deja Zazzarino Title: Vice President

By: /s/ Ian Landow
Name: Ian Landow Title: Authorized Signatory

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

DuaneStreet CLO 1, Ltd. By: DiMalo Ahmad Capital LLC, As Collateral Manager
[please print or type name of institution], as a Consenting Lender

By: /s/ Paul Travers
Name: Paul Travers Title: Authorized Signatory

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

Duane Street CLO II, Ltd. By: DiMalo Ahmad Capital LLC, As Collateral Manager
[please print or type name of institution], Consenting Lender

By: /s/ Paul Travers
Name: Paul Travers Title: Authorized Signatory

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

Duarte Street CLO UI, Ltd. By: DiMalo Ahmad Capital LLC, As Collateral Manager
[please print or type name of institution], as a Consenting Lender

By: /s/ Paul Travers
Name: Paul Travers Title: Authorized Signatory

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here,

CONSENTING LENDERS:[1]

Duane Street CLO IV, Ltd. By: DiMalo Ahmad Capital LLC, As Collateral Manager
[please print or type name of institution], as a Consenting Lender

By: /s/ Paul Travers
Name: Paul Travers Title: Authorized Signatory

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:

ARTUS LOAN FUND 2007-1, LTD.

CLEAR LAKE CLO, LTD.

ST. JAMES RIVER CLO, LTD.

SUMMIT LAKE CLO, LTD.

VICTORIA FALLS CLO, LTD., each as a

Consenting Lender

By: Babson Capital Management LLC as Collateral

Manager

By: /s/ J. McMartin, Jr.
Name: J. McMartin, Jr. Title: Managing Director

DIAMOND LAKE CLO, LTD. VINACASA CLO, LTD., each as a Consenting Lender By; Babson Capital Management LLC as Collateral Servicer

By: /s/ J. McMartin, Jr.
Name: J. McMartin, Jr. Title: Managing Director

CONSENTING LENDERS:[1]

Gallatin CLO II 2005 -1, LTD By: UrsaMine Credit Advisors, LLC as its Collateral Manager

, as a Consenting Lender

By:	/s/ Niall Rosenzweig
Name:	Niall Rosenzweig
Title:	Principal

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

Gallatin CLO 111 2007-1, LTD As Assignee By: UrsaMine Credit Advisors, LLC as its Collateral Manager

, as a Consenting Lender

By:	/s/ Niall Rosenzweig
Name:	Niall Rosenzweig
Title:	Principal

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

Grayston CLO II 2004-1, LTD By: UrsaMine Credit Advisors, LLC as its Collateral Manager

, as a Consenting Lender

By:	/s/ Niall Rosenzweig
Name:	Niall Rosenzweig
Title:	Principal

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Consenting Lender
By: DB Services New Jersey, Inc.

By:	/s/ Deirdre Cesario
Name:	Deirdre Cesario
Title:	Assistant Vice President

By:	/s/ Angelina Quintana
Name:	Angelina Quintana
Title:	Assistant Vice President

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

Alliance Bernstein L.P., an investment advisor to ABCLO 2007-1 Ltd.

[please print or type name of institution], as a Consenting Lender

By:	/s/ Michael E. Sohr
Name:	Michael E. Sohr
Title:	Senior Vice President

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

BLUEMOUNTAIN CLO III LTD.

By: BLUEMOUNTAIN CAPITAL MANAGEMENT LLC.

Its Collateral Manager

as Consenting Lender

By:	/s/ Michael Abatemarco
Name: Michael Abatemarco
Title: Associate

[1]	Only Lenders who approve the amendment but are not prepared to fee Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

KINGSLAND1, LTD. as a Consenting Lender

By:	/s/ Michael Abatemarco
Name:	Michael Abatemarco
Title:	Principal

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:

KINGSLAND II, LTD. as a Consenting Lender

By:	/s/ Robert Perry
Name:	Robert Perry
Title:	Principal

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

KINGSLAND III, LTD. as a Consenting Lender

By:	/s/ Robert Perry
Name:	Robert Perry
Title:	Principal

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS: KINGSLAND IV, LTD. as a Consenting Lender

By:	/s/ Robert Perry
Name: Robert Perry
Title: Principal

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

KINGSLAND V, LTD. as a Consenting Lender

By:	/s/ Robert Perry
Name:	Robert Perry
Title:	Principal

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

AMMC CLO 111, LIMITED By: American Money Management Corp., as Collateral Manager

as a Consenting Lender

By:	/s/ Kenneth J. Bushman
Name:	Kenneth J. Bushman
Title:	Vice President

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

AMMC CLO IV, LIMITED By: American Money Management Corp., as Collateral Manager

as a Consenting Lender

By:	/s/ Kenneth J. Bushman
Name:	Kenneth J. Bushman
Title:	Vice President

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

AMMC CLO V, LIMITED By: American Money Management Corp., as Collateral Manager

as a Consenting Lender

By:	/s/ Kenneth J. Bushman
Name:	Kenneth J. Bushman
Title:	Vice President

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

AMMC CLO VI, LIMITED By: American Money Management Corp., as Collateral Manager

as a Consenting Lender

By:	/s/ Kenneth J. Bushman
Name:	Kenneth J. Bushman
Title:	Vice President

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:

AMMC VII, LIMITED By: American Money Management Corp., as Collateral Manager

as a Consenting Lender

By:	/s/ Kenneth J. Bushman
Name:	Kenneth J. Bushman
Title:	Vice President

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

AMMC VIII, LIMITED By: American Money Management Corp., as Collateral Manager

as a Consenting Lender

By:	/s/ Kenneth J. Bushman
Name:	Kenneth J. Bushman
Title:	Vice President

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

Hewett’s Island CLO IV, Ltd. By: LCM Asset Management LLC As Collateral Manager

,as a Consenting Lender

By:	/s/ Sophie A. Venon
Name:	Sophie A. Venon

Title:	LCM Asset Management LLC

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:

OCEAN TRAILS CLO II,
as Consenting Lender

By: West Gate Horizons Advisors LLC, as Manager

By:	/s/ J. Joy Jacob
Name:	J. Joy Jacob
Title:	Senior Credit Analyst

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:

OCEAN TRAILS CLO I, as Consenting Lender

By: West Gate Horizons Advisors LLC, as Collateral Manager

By:	/s/ J. Joy Jacob
Name:	J. Joy Jacob
Title:	Senior Credit Analyst

CONSENTING LENDERS:[1]

Four Corners CLO II, Ltd.
as a Consenting Lender

By:	/s/ Matthew Gravis
Name:	Matthew Garvis
Title:	President

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[5]

[please print or type name of institution], as a Consenting Lender

FOUR CORNERS CLO 2005-1, Ltd.
By: Four Corners Capital Management, LLC
As Collateral Manager

By:	/s/ Adam Brown
Name:	Adam Brown
Title:	Vice President

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

[please print or type name of institution], as a Consenting Lender

Four Corners CLO III, Ltd.
By: Macquarie Funds Group
FKA Four Corners Capital Management, LLC
As Collateral Manager

By:	/s/ Adam Brown
Name:	Adam Brown
Title:	Vice President

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

[please print or type name of institution], as a Consenting Lender

Fountain Court Master Fund
By: Macquarie Funds Group
FKA Four Corners Capital Management, LLC
As Collateral Manager

By:	/s/ Adam Brown
Name:	Adam Brown
Title:	Vice President

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

[please print or type name of institution], as a Consenting Lender

SFR, LTD.
By: Four Corners Capital Management, LLC
As Collateral Manager

By:	/s/ Adam Brown
Name:	Adam Brown
Title:	Vice President

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

CONFLUENT 4 LIMITED,
As Lender

By: Loomis, Sayles & Company. L.P.
As Sub-Manager

By: Loomis. Sayles & Company, Incorporated Its General Partner

, as a Consenting Lender

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

LOOMIS SAYLES CLO I, LTD.
As Lender

By Loomis. -Sayles & Company. L.P.

Its Collateral Manager

By Loomis Sayles & Company. Incorporated. Its General Partner

, as a Consenting Lender

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[2]

Aladdin Flexible Investment Fund SPC for Account of Series 2008-01

By: Aladdin Capital Management LLC. as a Consenting Lender

By:	/s/ Pallo Blum-Tucker
Name:	Pallo Blum-Tucker
Title:	Authorized Signatory

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

Landmark IV CDO, Limited
By: Aladdin Capital Management LLC.
as a Consenting Lender

By:	/s/ Pallo Blum-Tucker
Name: Pallo Blum-Tucker
Title: Authorized Signatory

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

Oak Hill Credit Partners V, Limited
[please print or type name of institution]. as A Consenting Lender

By: Oak Hill Advisors, L.P., as Portfolio Manager

By:	/s/ Scott D. Krase
Name:	Scott D. Krase
Title:	Authorized Person

CONSENTING LENDERS:

Oak Hill Credit Partners ..III, Limited [please print or type name of institution], as a Consenting Lender

By: Oak Hill CLO Management III, LLC, as Investment Manager

By: /s/ Scott D. Krase
Name: Scott D. Krase
Title: Authorized Person

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

OHA Park Avenue CLO I, LTD. [please print or type name of institution], as a Consenting Lender

Oak Hill Advisors, L.P., as Investment Manager

By: /s/ Scott D. Krase
Name: Scott D. Krase
Title: Authorized Person

CONSENTING LENDERS:
Oak Hill Credit Partners IV, Limited

[please print or type name of institution], as a Consenting Lender

By: Oak Hill CLO Management IV, LLC, as Investment Manager

By: /s/ Scott D. Krase
Name: Scott D. Krase
Title: Authorized Person

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

Barclays Bank PLC, as a Consenting Lender

By: /s/ Craig J. Malloy
Name: Craig J. Malloy
Title: Director

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

NACM CLO I, as a Consenting Lender

By: /s/ Joanna Willars
Name: Joanna Willars
Title: VP, Authorized Signatory

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here,

CONSENTING LENDERS:[1]

NACM CLO II, as a Consenting Lender

By: /s/ Joanna Willars
Name: Joanna Willars
Title: VP, Authorized Signatory

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

Aurum CLO 2002-1 Ltd.
By: Deutsche Investment Management Americas, Inc.
(as successor in interest to Deutsche Asset Management, Inc.),
As Collateral Manager

By: /s/ Eric S. Meyer
Name: Eric S. Meyer
Title: Managing Director

By: /s/ Thomas R. Bouchard
Name: Thomas R. Bouchard
Title: Vice President

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

Camulos Loan Vehicle I, Ltd. as a Consenting Lender

By: /s/ Joanna Bensimc
Name: Joanna Bensimc
Title: Associate

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

FM LEVERAGED CAPITAL FUND II
By: GSO/BLACKSTONE Debt Funds Management LLC as Subadviser to FriedbergMilstein LLC, as an Extending and Consenting Lender

By: /s/ Daniel H. Smith
Name: Daniel H. Smith[1]
Title: Authorized Signatory

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

GALE FORCE 1 CLO, LTD.
By: GSO/BLACKSTONE Debt Funds Management LLC as Collateral Manager, as an Extending and Consenting Lender

By: /s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

GALE FORCE 3 CLO, LTD.
By:	GSO/BLACKSTONE Debt Funds Management
LLC as Collateral Manager, as an Extending and Consenting Lender

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith’
Title:	Authorized Signatory

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

GALE FORCE 4 CLO, LTD.
By:	GSO/BLACKSTONE Debt Funds Management
LLC as Collateral Servicer, as an Extending and Consenting Lender

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith’
Title:	Authorized Signatory

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

HUDSON STRAITS CLO 2004, LTD.
By:	GSO/BLACKSTONE Debt Funds Management
LLC as Collateral Manager, as an Extending and Consenting Lender

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith’
Title:	Authorized Signatory

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

INWOOD PARK CDO LTD.
By:	Blackstone Debt Advisors L.P. as Collateral
Manager, as an Extending and Consenting Lender

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith’[1]
Title:	Authorized Signatory

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

LOAN FUNDING VI LLC,
for itself or as agent for Corporate Loan Funding VI LLC, as an Extending and Consenting Lender

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith’
Title:	Authorized Signatory

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

MAPS CLO FUND I, LLC
By:	GSO / Blackstone Debt Funds Management LLC
as Collateral Manager, as an Extending and Consenting Lender

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith’
Title:	Authorized Signatory

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

MAPS CLO FUND II, LLC
By:	GSO / Blackstone Debt Funds Management LLC as Collateral Manager, as an Extending and Consenting Lender

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith’
Title:	Authorized Signatory

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

MONUMENT PARK CDO LTD.
By:	Blackstone Debt Advisors L.P. as Collateral Manager, as an Extending and Consenting Lender

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here. 6/15/11 1:34 PM

CONSENTING LENDERS:[1]

PROSPECT PARK CDO LTD. By: Blackstone Debt Advisors L.P. as Collateral Manager, as an Extending and Consenting Lender

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith’
Title:	Authorized Signatory

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

CONSENTING LENDERS:[1]

RIVERSIDE PARK CLO LTD. By: GSO/BLACKSTONE Debt Funds Management LLC as Collateral Manager, as an Extending and Consenting Lender

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith’
Title:	Authorized Signatory

[1]	Only Lenders who approve the amendment but are not prepared to be Extending and Consenting Lenders should sign here.

Schedule 1

Replacement Revolving Credit Lender	Replacement Revolving Credit Commitment
Barclays Bank PLC	$20,000,000
JPMorgan Chase Bank, N.A.	$25,000,000
Morgan Stanley Senior Funding, Inc.	$20,000,000
Credit Suisse AG	$20,000,000
MIHI LLC	$20,000,000
Total	$105,000,000
Replacement Revolving Credit Lender	Replacement Revolving Credit Loan
Lehman Commercial Paper Inc.	$14,000,000
Total	$119,000,000